Exhibit A


                         BALDOR ELECTRIC COMPANY
                        1987 INCENTIVE STOCK PLAN

1.    Purpose.

The purpose of the 1987 Incentive Stock Plan (the "Plan") is to aid in maintaining and developing strong management capable of assuring the future success of Baldor Electric Company (the "Company"). The Plan is designed to secure for the Company and its shareholders the benefits inherent in common stock ownership by the employees of the Company and its subsidiaries, who are largely responsible for the Company's future growth and continued financial success; and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis and, thereby, to have an opportunity to share in its success.

2.    Definitions.

As used in this Plan, the following words shall have the following meanings:

      (a) "Board of Directors" means the Board of Directors of the Company;

      (b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

      (c) "Common Stock" means common stock of the Company.

      (d) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) of the Securities Exchange Act and shall include (1) the Board of Directors if a majority of the Board of Directors and a majority of the directors acting in a matter are Disinterested Persons; and (2) a committee of three or more people if (a) all the members of the committee are Disinterested Persons or (b) all the members of the committee are directors of the Company and the committee does not have the authority to award Benefits to any director of the Company.

      (e) "Eligible Employee" means a salaried employee of the Company or a Subsidiary, including a director of the Company or a Subsidiary who is a salaried employee of the Company or a Subsidiary;

      (f) "Formula Price Share" means a share of Common Stock subject to the Company's first right of refusal upon such terms and conditions determined by the Administrator in accordance with Paragraph 6;

      (g) "Incentive Stock Option" means an option to purchase shares of Common Stock at the times and at the price determined by the Administrator in accordance with Paragraph 6 which is intended to qualify as an incentive stock option as defined in Section 422A of the Code;


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(h)"Nonqualified Stock Option" means an option to purchase shares of Common Stock at the times and at the price determined by the Administrator in accordance with Paragraph 6 which is not intended to qualify as an Incentive Stock Option;

      (i) "Option" means an Incentive Stock Option or Nonqualified Stock
Option;

      (j) "Restricted Share" means a share of Common Stock that is subject to certain restrictions on the disposition of the share and rights of the Company to reacquire the share upon the occurrence of certain events during a specified period as determined by the Administrator in accordance with Paragraph 6;

      (k) "Stock Appreciation Right" means a right the holder of which is entitled to receive upon surrender of the right to an amount of cash or Common Stock, measured in whole or in part by the Common Stock's appreciation in value during a specified period and as determined by the Administrator in accordance with Paragraph 6;

      (l) "Subsidiary" means any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company; provided that for the purpose of Incentive Stock Options "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 425 of the Code; provided further that "Subsidiary" includes an entity or arrangement that first becomes described in this subparagraph after the effective date of this Plan.

3.    Administration.

      (a) General. The Plan shall be administered by the Board of Directors or by a committee appointed by the Board of Directors as Administrator of the Plan. The Board of Directors, or such a committee, whichever is serving as Administrator of the Plan, is hereinafter referred to as the "Administrator." Subject to the provisions of the Plan, to establish appropriate rules relating to the Plan, to select persons to receive awards under the Plan, to select persons to receive awards under the Plan, to grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares and Formula Price Shares in accordance with the Plan, to delegate its authority and duties under the Plan and to take all such steps and make all such determinations in connection with the Plan and the Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares and Formula Price Shares as it may deem necessary or advisable.

      (b) Reporting Persons. If any person is selected to participate in the Plan who, at the time of such selection, is subject to Section 16(a) or 16(b) of the Securities Exchange Act of 1934 (a "Reporting Person") or if a determination is made with respect to the number or maximum number of shares of Restricted Shares, Formula Price Shares, Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights that may be awarded to any Eligible Employee who is a Reporting Person at the time of such determination and the selection or determination is not made by a Disinterested Person, then the restrictions and limitations set forth in Paragraph 11 below shall be applicable.




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4.Eligibility.

The Administration shall from time to time determine and designate Eligible Employees who shall receive awards under the Plan and the number of Incentive Stock Options, Nonqualified Stock Options, Restricted Shares, Formula Price Shares and Stock Appreciation Rights to be awarded to each such Eligible Employee. In making any such award, the Administrator may take into account the nature of services rendered by an Eligible Employee, the capacity of the Eligible Employee to contribute to the success of the Company, and other factors that the Administrator may consider relevant.

5.    Types of Benefits.

Benefits that may be awarded under the Plan include only (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Restricted Shares; (d) Formula Price Shares; and (e) Stock Appreciation Rights, as described in this Plan ("Benefits").

6.    Award of Benefits.

      (a) General. The Administrator may from time to time award Options, Restricted Shares, Formula Price Shares or Stock Appreciation Rights, or any combination thereof, to Eligible Employees. Each Eligible Employee receiving an award under the Plan shall enter into an agreement with the Company in the form specified by the Administrator agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Administrator in its sole discretion shall determine.

      (b) Administrator's Discretion. The award of any Benefit under the Plan may be subject to any provisions (whether or not applicable to the Benefit awarded to any other similarly situated Eligible Employee) as the Administrator determines appropriate consistent with the provisions specifically provided for in the Plan, including, without limitation, (i) provisions for the purchase of common shares under Options in installments, (ii) provisions for the payment of the purchase price of shares under Options by delivery of Common Stock, (iii) restrictions on resale or other disposition, (iv) such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements, (v) understandings or conditions regarding the Eligible Employee's employment, (vi) provisions for making the grant of Benefits conditional upon an election by an Eligible Employee to defer payment of a portion of his salary, (vii) provisions for giving an Eligible Employee a choice between two Benefits or combination of Benefits, and (viii) provisions for awarding Benefits in any combination or combinations. Any election by a Reporting Person pursuant to a provision described in subsection (vi) of this subparagraph 6(b) or any choice given to a Reporting Person described in subsection (vii) of this subparagraph 6(b) shall be made by the Reporting Person prior to the award of Benefits by the Administrator.

      (c) Stock Options. Each agreement evidencing an Option by appropriate language shall include the substance of all of the provisions as set forth in subparagraphs (i) through (iii) below, and shall further contain the provisions of subparagraphs (iv) through (vi) if the Option is an Incentive Stock Option.




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(i)The purchase price of the shares of stock covered by each
Option shall be determined by the Administrator, but in the case of Incentive Stock Options shall not be less than one hundred percent (100%) of the fair market value of such stock, as determined by the Administrator in its sole discretion, on the date the Incentive Stock Option is granted and, in the case of Nonqualified Stock Options, shall not be less than fifty percent (50%) of the fair market value of such stock, as determined by the Administrator in its sole discretion, on the date the Nonqualified Stock Option is granted.

         (ii) The purchase price shall be payable in full upon exercise of the Option.

        (iii) An Option shall not be transferable by the individual to whom granted except by will or by the laws of descent and distribution and such an Option may be exercised during the lifetime of such individual only by such individual.

         (iv) The aggregate fair market value (determined by the Administrator in its sole discretion as of the time an Incentive Stock Option is granted) of the shares of Common Stock covered by an Incentive Stock Option granted to an Eligible Employee under the Plan or any plan of a parent corporation or Subsidiary which becomes exercisable for the first time during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Code.

          (v) The maximum term of an Incentive Stock Option shall be ten
(10)  years from the date it was granted.

         (vi) No Incentive Stock Option shall be awarded after the day preceding the tenth anniversary of the effective date of the Plan.
No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

      (d) Stock Appreciation Rights. A Stock Appreciation Right may be satisfied in cash or in shares of Common Stock, as determined by the Administrator. The agreement evidencing a Stock Appreciation Right may limit the maximum amount of appreciation in the value of Common Stock to be taken into account under a Stock Appreciation Right.

      (e) Restricted Shares. The consideration to be paid by an Eligible Employee for a Restricted Share shall be determined by the Administrator in its sole discretion and may be solely the prior services of the
Eligible Employee.   Restricted Shares awarded to Eligible Employees may
not be sold, transferred, pledged or otherwise encumbered during a period (the "Restricted Period") designated by the Administrator at the time of the award. The Eligible Employee shall have most of the rights and privileges of a shareholder with respect to Restricted Shares awarded to him, including the right to receive dividends and the right to vote such Restricted Shares.

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An Eligible Employee shall not be entitled to delivery of the certificate until the expiration of the Restricted Period applicable to such Restricted Shares.

      (f) Formula Price Shares. Formula Price Shares shall be subject to the Company's first right of refusal to purchase the Formula Price Shares. The Company's first right of refusal shall be on the terms and conditions determined by the Administrator in its sole discretion. Each Eligible Employee receiving an award of a Formula Price Share shall pay as consideration therefor an amount not less than fifty percent (50%) of the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion as of the date the Formula Price Share is awarded.

7.    Shares Subject to Plan.

Subject to the provisions of Paragraph 8 (relating to adjustment for changes in capital stock), there is hereby reserved Five Hundred Thousand (500,000) shares of Common Stock. The shares hereby reserved are in addition to the shares previously reserved under the Company's Incentive Stock Option Plan. If there is a lapse, expiration, termination or cancellation of any Benefit without the issuance of shares, or if shares are issued under any Benefit and later are reacquired by the Company pursuant to rights reserved on issuance, the shares subject to or reserved for such Benefit may again be used for Benefits authorized under this Plan; provided that in no event may the number of shares of Common Stock issued under this Plan exceed Five Hundred Thousand (500,000).

8.    Adjustment Upon Changes in Stock.

If any change is made in the shares of common stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to the kind and maximum number of shares subject to the Plan and the kind and number of shares and price per share of stock subject to each outstanding Benefit. Any shares received by an Eligible Employee with respect to any Benefit shall be subject to the same restrictions applicable to such Restricted Shares, Formula Price Shares or shares obtained upon the exercise of an Option or a Stock Appreciation Right, whichever are applicable. No fractional shares of stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

9.    Amendment of the Plan.

The Board of Directors may at any time amend the Plan, provided that the Board may not, without the approval (within twelve months before or after the date of such change) of the holders of a majority of the outstanding shares entitled to vote of the Company: (a) increase the maximum number of shares of Common Stock in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Paragraph 8, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.



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10.Termination of the Plan.

The Board of Directors may terminate or suspend the Plan at any time. No Benefit shall be awarded after termination of the Plan.

Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

11.   Reporting Person Restrictions and Limitations.

If Benefits are awarded to Reporting Persons and the benefits are not awarded by a Disinterested Person, then such Benefits (and only such Benefits) shall be, in addition to such other restrictions and limitations established by the Administrator, subject to the following restrictions:

      (a) The total number of shares for which Incentive Stock Options, Nonqualified Stock Plans, Stock Appreciation Rights, Restricted Stock and Formula Price Shares may be awarded to any one Reporting Person with respect to any fiscal year of the Company by persons who are not Disinterested Persons shall not exceed that number of shares equal to the amount of compensation received by such an Eligible Employee for such year divided by the fair market value of a share of Common Stock of the Company on the last day of such fiscal year.

      (b) An Option or Stock Appreciation Right awarded to any Reporting Person shall not be exercisable until at least the first anniversary date of the award of such Option; the Restricted Period for any Restricted Shares that may be awarded to any Reporting Person may not be less than one year; and the Formula Price Shares may not be transferable for at least one year following their award.

12.   Definitions and Rules of Construction.

The terms of the Plan shall be construed in accordance with the laws of the state of Missouri provided that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of, the provisions of the Code governing Incentive Stock Options.

13.   Nontransferability.

Each Benefit other than Formula Price Shares (including Restricted Stock only during the Restricted Period) granted under this Plan shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by the holder or the holder's guardian or legal representative.

14.   Effective Date.

The Plan shall become effective as of the date it is adopted by the Board of Directors subject only to approval by the Company's shareholders within twelve (12) months after the adoption of the Plan by the Board of Directors.




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           FIRST AMENDMENT TO THE BALDOR ELECTRIC COMPANY
                        1987 INCENTIVE STOCK PLAN

    Approved at the regular meeting of the Board of Directors of Baldor
     Electric Company held in Westville, Oklahoma on November 11, 1991.

This first amendment to the Baldor Electric Company 1987 Incentive Stock Plan (the "Plan) is hereby adopted by Baldor Electric Company.

1. Subparagraph (d) of paragraph 2 of the Plan is hereby deleted and the following subparagraph (d) is inserted in lieu thereof:

      (d) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended, and shall include (1) the board of directors if each member is a Disinterested Person; and (2) a committee of two or more directors if all the members of the committee are Disinterested Persons;

2. Subparagraph (m) of paragraph 2 of the Plan is hereby added and shall read as follows:

      (m) "Reporting Person" means any person who is the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; any director or officer of the issuer of such securities; and any person specified in Section 17(a) of the Public Utility Holding Company Act of 1935 or Section 30(f) of the Investment Company Act of 1940;

3. Paragraph 3 of the Plan is hereby deleted and the following paragraph 3 is inserted in lieu thereof:

      3.  Administration.

      (a) General. The Plan shall be administered by the Board of Directors or by a committee appointed by the Board of Directors as Administrator of the Plan.

      (b) Reporting Persons. Anything in subparagraph (a) of this paragraph 3 to the contrary notwithstanding, selection of Reporting Persons for participation in the Plan and decisions concerning the timing, pricing, and amount of a grant or award to Reporting Persons must be made solely by a committee of two or more directors, each of whom is a Disinterested Person.

      (c) Administrator. References throughout this Plan to "the Administrator" shall refer to (i) the administrative committee described in subparagraph (b) of this paragraph 3, with respect to selection of Reporting Persons for participation in the Plan and decisions concerning the timing, pricing, and amount of grant or award to Reporting Persons; and (ii) the Board of Directors of the committee described in subparagraph
(a) of this paragraph 3, with respect to all other administrative functions. Subject to the provisions of this Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to select persons to receive




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awards under the Plan, to grant Incentive Stock Options, Non-qualified
Stock Options, Stock Appreciation Rights, Restricted Shares and Formula Price Shares in accordance with the Plan, to delegate its authority and duties under the Plan and to take all such steps and make all such determinations in connection with the Plan and the Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Shares and Formula Price Shares as it may deem necessary or advisable.

4.    Paragraph 11 of the Plan is deleted in its entirety.

5. In all other respects, the Plan as herein above amended is hereby ratified and confirmed.





BALDOR ELECTRIC COMPANY



BY
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Date
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